Exhibit 4.1
FIRST SUPPLEMENTAL INDENTURE
Dated as of November 25, 2009
Among
TD AMERITRADE HOLDING CORPORATION,
As Issuer
TD AMERITRADE ONLINE HOLDINGS CORP.,
As Subsidiary Guarantor
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL
ASSOCIATION,
As Trustee
2.950% Senior Notes Due 2012
4.150% Senior Notes Due 2014
5.600% Senior Notes Due 2019

     THIS FIRST SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”), dated as of November 25, 2009, among TD AMERITRADE HOLDING CORPORATION, a Delaware corporation (“Company”), TD AMERITRADE ONLINE HOLDINGS CORP., a Delaware corporation and wholly-owned subsidiary of the Company, as guarantor (the “Subsidiary Guarantor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association duly incorporated and existing under the laws of the United States of America (the “Trustee”).
W I T N E S S E T H:
     WHEREAS, the Company, the Subsidiary Guarantor and the Trustee have heretofore executed and delivered an Indenture, dated as of November 19, 2009 (the “Original Indenture” and, as hereby supplemented, the “Indenture”), providing for the issuance from time to time of one or more series of the Company’s Securities;
     WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of three series of Securities to be designated as the “2.950% Senior Notes due 2012” (herein referred to as the “2012 Notes”), “4.150% Senior Notes due 2014” (herein referred to as the “2014 Notes”) and the “5.600% Senior Notes due 2019” (herein referred to as the “2019 Notes” and, together with the 2012 Notes and 2014 Notes, the “Notes”), the forms and substance of the 2012 Notes, 2014 Notes and 2019 Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture and this Supplemental Indenture;
     WHEREAS, Section 2.03 of the Original Indenture provides that various matters with respect to any series of Securities issued under the Indenture may be established in an indenture supplemental to the Indenture;
     WHEREAS, Sections 9.01(vii) and 9.01(xi) of the Original Indenture provide that the Company, each Subsidiary Guarantor and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities and Note Guarantees of any series as permitted by the Original Indenture; and
     WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done and performed; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized.
     NOW, THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Original Indenture, the form and substance of the Notes, it is agreed by and among the Company, the Subsidiary Guarantor, and the Trustee as follows:
ARTICLE ONE
Relation to Indenture; Additional Definitions
     1.01 Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

     1.02 Additional Definitions. For all purposes of this Supplemental Indenture, capitalized terms used herein shall have the respective meanings specified below or in the Original Indenture, as the case may be.
     “Broker-Dealer Subsidiary” means any Subsidiary of the Company that (a) is a “registered broker and/or dealer” under the Securities Exchange Act of 1934, as amended, or under any similar foreign law or regulatory regime established for the registration of brokers and/or dealers of securities and/or (b) is required to be registered under the Commodity Exchange Act of 1936, as amended, or under any similar regulatory regime established for the registration of operators, merchants, brokers and/or dealers of commodities, including, but not limited to, future commissions merchants introducing brokers and commodity pool operators.
     “Comparable Treasury Issue” means that United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2012 Notes, 2014 Notes or 2019 Notes, as applicable, to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate notes of comparable maturity to the remaining term of the 2012 Notes, 2014 Notes or 2019 Notes, as applicable.
     “Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Interest Payment Dates” means June 1 and December 1 of each year, or if any such day is not a Business Day, the next succeeding Business Day, until maturity, beginning on June 1, 2010.
     “Note Registrar” means The Bank of New York Mellon Trust Company, National Association, hereby appointed as an agency of the Company in accordance with Section 2.05 of the Original Indenture.
     “Original Indenture” has the meaning set forth in the first paragraph of the Recitals hereof.
     “Original Issue Date” means November 25, 2009.
     “Permitted Liens” means (i) liens created by or resulting from claims against the Company for taxes or assessment or other governmental charges or levies (a) that are not then due and delinquent, (b) the validity of which is being contested in good faith or (c) which are less than $1,000,000 in amount; (ii) liens created by or resulting from any litigation or legal proceedings which are being contested in good faith by the Company by appropriate proceedings or which involve claims against the Company of less than $1,000,000; (iii) deposits to secure (or in lieu of) surety, stay, appeal or customs bonds; and (iv) such other liens as the Board of Directors of the Company determines will not materially detract from or interfere with the present value or control by the Company of the Voting Stock subject thereto.
     “Quotation Agent” means a Reference Treasury Dealer appointed by the Company.
     “Reference Treasury Dealer” means (i) each of Banc of America Securities LLC and Citigroup Global Markets Inc. or any of their respective affiliates that is a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), and their respective successors, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
     “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
     “2012 Maturity Date” has the meaning set forth in Section 2.03.
     “2012 Notes” has the meaning set forth in the second paragraph of the Recitals hereof.
     “2014 Maturity Date” has the meaning set forth in Section 3.03.
     “2014 Notes” has the meaning set forth in the second paragraph of the Recitals hereof.
     “2019 Maturity Date” has the meaning set forth in Section 4.03.
     “2019 Notes” has the meaning set forth in the second paragraph of the Recitals hereof.
     All references herein to Articles, Sections or Exhibits, unless otherwise specified, refer to the corresponding Articles, Sections or Exhibits of this Supplemental Indenture. The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture.

ARTICLE TWO
The Series of 2012 Notes
     2.01 Title of the 2012 Notes. The 2012 Notes shall be designated as the “2.950% Senior Notes due 2012.”
     2.02 Limitation on Aggregate Principal Amount. The aggregate principal amount of 2012 Notes that may initially be outstanding shall not exceed $250,000,000. The aggregate principal amount of the 2012 Notes may be increased in the future with no limit, without the consent of the Holders of the 2012 Notes, on the same terms and with the same CUSIP and ISIN numbers as the 2012 Notes, except for the issue price, Original Issue Date and, if applicable, the first Interest Payment Date and the initial interest accrual date, provided that no Event of Default with respect to the 2012 Notes shall have occurred and be continuing and no additional 2012 Notes may be issued unless they will be fungible with the 2012 Notes issued on the Original Issue Date for U.S. federal income tax and securities law purposes.
     2.03 Stated Maturity. The stated maturity of the 2012 Notes shall be December 1, 2012 (the “2012 Maturity Date”).
     2.04 Principal, Interest and Interest Rate.
     (a) The principal of the 2012 Notes shall be due on the 2012 Maturity Date.
     (b) The unpaid principal amount of the 2012 Notes shall bear interest at the rate of 2.950% per annum, from and including their Original Issue Date, or from the most recent Interest Payment Date on which interest has been paid or provided for, but excluding, the 2012 Maturity Date. Such interest shall be payable semiannually in arrears, on the Interest Payment Dates of June 1 and December 1 in each year, commencing on June 1, 2010. Interest accrued on the 2012 Notes from the last Interest Payment Date before the 2012 Maturity Date shall be payable on the 2012 Maturity Date.
     (c) The interest so payable on any Interest Payment Date shall be paid to the Persons in whose names the 2012 Notes are registered at the close of business on the record date for such Interest Payment Date, being the immediately preceding May 15 and November 15, as the case may be, whether or not such day is a Business Day, provided, that interest payable on the 2012 Maturity Date or upon redemption will be paid to the Person to whom principal is payable.
     (d) The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of 2.950% to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at a rate that is 1% per annum in excess of 2.950% to the extent lawful.
     2.05 Place of Payment. The place or places where the principal of and interest or redemption price on the 2012 Notes shall be payable is the office or agency of the Company maintained for such purpose, which shall initially be the Corporate Trust Office of the Trustee, and any other place or places designated by the Company pursuant to the Indenture, provided that while the 2012 Notes are represented by one or more Registered Global Securities registered in the name of the Depositary, or its nominee, the Company will cause payments of principal and interest on such Registered Global Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by the Depositary or its nominee, and otherwise in accordance with such agreements, regulations or procedures.
     2.06 Place of Registration or Exchange; Notices and Demands With Respect to the 2012 Notes. The place where the Holders of the 2012 Notes may present the 2012 Notes for registration of transfer or exchange and may make notices and demands to or upon the Company in respect of the 2012 Notes shall be the Corporate Trust Office of the Trustee.
     2.07 Registered Global Security for the 2012 Notes.
     (a) The 2012 Notes shall be issuable in whole or in part in the form of one or more Registered Global Securities in definitive, full registered, book-entry form, without interest coupons, registered in the name of the Depositary or its nominee. The Registered Global Security for the 2012 Notes shall be deposited on its Original Issue Date with, or on behalf of, the Depositary.
     (b) The Depository Trust Company (“DTC”) shall initially serve as Depositary with respect to the Registered Global Security for the 2012 Notes. Such Registered Global Security shall bear the legend set forth in the form of 2012 Note attached as Exhibit A.
     2.08 Form of Securities. The Registered Global Security for the 2012 Notes shall be substantially in the form attached as Exhibit A, and the Note Guarantee shall be endorsed thereon.
     2.09 Note Registrar. The Trustee shall initially serve as the Note Registrar for the 2012 Notes.
     2.10 Sinking Fund Obligations. The Company shall have no obligation to redeem or purchase any 2012 Notes pursuant to any sinking fund or analogous requirement.
     2.11 Denominations. The 2012 Notes shall be issued in denominations of $2,000, or any integral multiple of $1,000 in excess thereof.
ARTICLE THREE
The Series of 2014 Notes
     3.01 Title of the 2014 Notes. The 2014 Notes shall be designated as the “4.150% Senior Notes due 2014.”
     3.02 Limitation on Aggregate Principal Amount. The aggregate principal amount of 2014 Notes that may initially be outstanding shall not exceed $500,000,000. The aggregate principal amount of the 2014 Notes may be increased in the future with no limit, without the consent of the Holders of the 2014 Notes, on the same terms and with the same CUSIP and ISIN numbers as the 2014 Notes, except for the issue price, Original Issue Date and, if applicable, the first Interest Payment Date and the initial interest accrual date, provided that no Event of Default with respect to the 2014 Notes shall have occurred and be continuing and no additional 2014 Notes may be issued unless they will be fungible with the 2014 Notes issued on the Original Issue Date for U.S. federal income tax and securities law purposes.
     3.03 Stated Maturity. The stated maturity of the 2014 Notes shall be December 1, 2014 (the “2014 Maturity Date”).
     3.04 Interest and Interest Rate.
     (a) The principal of the 2014 Notes shall be due on the 2014 Maturity Date.
     (b) The unpaid principal amount of the 2014 Notes shall bear interest at the rate of 2.950% per annum, from and including their Original Issue Date, or from the most recent Interest Payment Date on which interest has been paid or provided for, but excluding, the 2014 Maturity Date. Such interest shall be payable semiannually in arrears, on the Interest Payment Dates of June 1 and December 1 in each year, commencing on June 1, 2010. Interest accrued on the 2014 Notes from the last Interest Payment Date before the 2014 Maturity Date shall be payable on the 2014 Maturity Date.
     (c) The interest so payable on any Interest Payment Date shall be paid to the Persons in whose names the 2014 Notes are registered at the close of business on the record date for such Interest Payment Date, being the immediately preceding May 15 and November 15, as the case may be, whether or not such day is a Business Day, provided, that interest payable on the 2014 Maturity Date or upon redemption will be paid to the Person to whom principal is payable.
     (d) The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of 4.150% to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at a rate that is 1% per annum in excess of 4.150% to the extent lawful.
     3.05 Place of Payment. The place or places where the principal of and interest or redemption price on the 2014 Notes shall be payable is the office or agency of the Company maintained for such purpose, which shall initially be the Corporate Trust Office of the Trustee, and any other place or places designated by the Company pursuant to the Indenture, provided that while the 2014 Notes are represented by one or more Registered Global Securities registered in the name of the Depositary, or its nominee, the Company will cause payments of principal and interest on such Registered Global Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by the Depositary or its nominee, and otherwise in accordance with such agreements, regulations or procedures.

     3.06 Place of Registration or Exchange; Notices and Demands With Respect to the 2014 Notes. The place where the Holders of the 2014 Notes may present the 2014 Notes for registration of transfer or exchange and may make notices and demands to or upon the Company in respect of the 2014 Notes shall be the Corporate Trust Office of the Trustee.
     3.07 Registered Global Security for the 2014 Notes.
     (a) The 2014 Notes shall be issuable in whole or in part in the form of one or more Registered Global Securities in definitive, full registered, book-entry form, without interest coupons, registered in the name of the Depositary or its nominee. The Registered Global Security for the 2014 Notes shall be deposited on its Original Issue Date with, or on behalf of, the Depositary.
     (b) DTC shall initially serve as Depositary with respect to the Registered Global Security for the 2014 Notes. Such Registered Global Security shall bear the legend set forth in the form of 2014 Note attached as Exhibit B.
     3.08 Form of Securities. The Registered Global Security for the 2014 Notes shall be substantially in the form attached as Exhibit B, and the Note Guarantee shall be endorsed thereon.
     3.09 Note Registrar. The Trustee shall initially serve as the Note Registrar for the 2014 Notes.
     3.10 Sinking Fund Obligations. The Company shall have no obligation to redeem or purchase any 2014 Notes pursuant to any sinking fund or analogous requirement.
     3.11 Denominations. The 2014 Notes shall be issued in denominations of $2,000, or any integral multiple of $1,000 in excess thereof.
ARTICLE FOUR
The Series of 2019 Notes
     4.01 Title of the 2019 Notes. The 2019 Notes shall be designated as the “5.600% Senior Notes due 2019.”
     4.02 Limitation on Aggregate Principal Amount. The aggregate principal amount of 2019 Notes that may initially be outstanding shall not exceed $500,000,000. The aggregate principal amount of the 2019 Notes may be increased in the future with no limit, without the consent of the Holders of the 2019 Notes, on the same terms and with the same CUSIP and ISIN numbers as the 2019 Notes, except for the issue price, Original Issue Date and, if applicable, the first Interest Payment Date and the initial interest accrual date, provided that no Event of Default with respect to the 2019 Notes shall have occurred and be continuing and no additional 2019 Notes may be issued unless they will be fungible with the 2019 Notes issued on the Original Issue Date for U.S. federal income tax and securities law purposes.

     4.03 Stated Maturity. The stated maturity of the 2019 Notes shall be December 1, 2019 (the “2019 Maturity Date”).
     4.04 Interest and Interest Rate.
     (a) The principal of the 2019 Notes shall be due on the 2019 Maturity Date.
     (b) The unpaid principal amount of the 2019 Notes shall bear interest at the rate of 2.950% per annum, from and including their Original Issue Date, or from the most recent Interest Payment Date on which interest has been paid or provided for, but excluding, the 2019 Maturity Date. Such interest shall be payable semiannually in arrears, on the Interest Payment Dates of June 1 and December 1 in each year, commencing on June 1, 2010. Interest accrued on the 2019 Notes from the last Interest Payment Date before the 2019 Maturity Date shall be payable on the 2019 Maturity Date.
     (c) The interest so payable on any Interest Payment Date shall be paid to the Persons in whose names the 2019 Notes are registered at the close of business on the record date for such Interest Payment Date, being the immediately preceding May 15 and November 15, as the case may be, whether or not such day is a Business Day, provided, that interest payable on the 2019 Maturity Date or upon redemption will be paid to the Person to whom principal is payable.
     (d) The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of 5.600% to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at a rate that is 1% per annum in excess of 5.600% to the extent lawful.
     4.05 Place of Payment. The place or places where the principal of and interest or redemption price on the 2019 Notes shall be payable is the office or agency of the Company maintained for such purpose, which shall initially be the Corporate Trust Office of the Trustee, and any other place or places designated by the Company pursuant to the Indenture, provided that while the 2019 Notes are represented by one or more Registered Global Securities registered in the name of the Depositary, or its nominee, the Company will cause payments of principal and interest on such Registered Global Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by the Depositary or its nominee, and otherwise in accordance with such agreements, regulations or procedures.
     4.06 Place of Registration or Exchange; Notices and Demands With Respect to the 2019 Notes. The place where the Holders of the 2019 Notes may present the 2019 Notes for registration of transfer or exchange and may make notices and demands to or upon the Company in respect of the 2019 Notes shall be the Corporate Trust Office of the Trustee.
     4.07 Registered Global Security for the 2019 Notes.
     (a) The 2019 Notes shall be issuable in whole or in part in the form of one or more Registered Global Securities in definitive, full registered, book-entry form, without interest coupons, registered in the name of the Depositary or its nominee. The Registered Global Security for the 2019 Notes shall be deposited on its Original Issue Date with, or on behalf of, the Depositary.
     (b) DTC shall initially serve as Depositary with respect to the Registered Global Security for the 2019 Notes. Such Registered Global Security shall bear the legend set forth in the form of 2019 Note attached as Exhibit C.
     4.08 Form of Securities. The Registered Global Security for the 2019 Notes shall be substantially in the form attached as Exhibit C, and the Note Guarantee shall be endorsed thereon.
     4.09 Note Registrar. The Trustee shall initially serve as the Note Registrar for the 2019 Notes.
     4.10 Sinking Fund Obligations. The Company shall have no obligation to redeem or purchase any 2019 Notes pursuant to any sinking fund or analogous requirement.
     4.11 Denominations. The 2019 Notes shall be issued in denominations of $2,000, or any integral multiple of $1,000 in excess thereof.
ARTICLE FIVE
Optional Redemption of the 2012 Notes
     5.01 Redemption Price of the 2012 Notes.
     (a) The Company shall have the right to redeem the 2012 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of:
     (a) 100% of the principal amount of the 2012 Notes to be redeemed; and
     (b) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2012 Notes being redeemed (excluding any portion of such payments of interest accrued and unpaid as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points;
plus, in each case, accrued and unpaid interest thereon to the redemption date.
     (b) If the redemption date is after a record date and on or prior to a corresponding Interest Payment Date, the interest will be paid on the redemption date to the Holder of record on the record date.
     (c) If less than all of the 2012 Notes are to be redeemed at any time, and if the 2012 Notes are held by the Depositary, the applicable operational procedures of the Depositary for selection of notes for redemption will apply. If the 2012 Notes are not held by the Depositary, the Trustee will select 2012 Notes for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange requirements.
     (d) 2012 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2012 Notes held by a Holder are to be redeemed. Notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the date fixed for redemption to each Holder of 2012 Notes to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a date fixed for redemption if the notice is issued in connection with a defeasance of the 2012 Notes or a satisfaction and discharge of the Indenture. Notices of redemption may not be conditional.
ARTICLE SIX
Optional Redemption of the 2014 Notes
     6.01 Redemption Price of the 2014 Notes.
     (a) The Company shall have the right to redeem the 2014 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of:
     (a) 100% of the principal amount of the 2014 Notes to be redeemed; and
     (b) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2014 Notes being redeemed (excluding any portion of such payments of interest accrued and unpaid as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points;
plus, in each case, accrued and unpaid interest thereon to the redemption date.
     (b) If the redemption date is after a record date and on or prior to a corresponding Interest Payment Date, the interest will be paid on the redemption date to the Holder of record on the record date.
     (c) If less than all of the 2014 Notes are to be redeemed at any time, and if the 2014 Notes are held by the Depositary, the applicable operational procedures of the Depositary for selection of notes for redemption will apply. If the 2014 Notes are not held by the Depositary, the Trustee will select 2014 Notes for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange requirements.
     (d) 2014 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2014 Notes held by a Holder are to be redeemed. Notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the date fixed for redemption to each Holder of 2014 Notes to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a date fixed for redemption if the notice is issued in connection with a defeasance of the 2014

Notes or a satisfaction and discharge of the Indenture. Notices of redemption may not be conditional.
ARTICLE SEVEN
Optional Redemption of the 2019 Notes
     Section 701. Redemption Price of the 2019 Notes.
     (a) The Company shall have the right to redeem the 2019 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of:
     (a) 100% of the principal amount of the 2019 Notes to be redeemed; and
     (b) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the 2019 Notes being redeemed (excluding any portion of such payments of interest accrued and unpaid as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points;
plus, in each case, accrued and unpaid interest thereon to the redemption date.
     (b) If the redemption date is after a record date and on or prior to a corresponding Interest Payment Date, the interest will be paid on the redemption date to the Holder of record on the record date.
     (c) If less than all of the 2019 Notes are to be redeemed at any time, and if the 2019 Notes are held by the Depositary, the applicable operational procedures of the Depositary for selection of notes for redemption will apply. If the 2019 Notes are not held by the Depositary, the Trustee will select 2019 Notes for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange requirements.
     (d) 2019 Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the 2019 Notes held by a Holder are to be redeemed. Notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the date fixed for redemption to each Holder of 2019 Notes to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a date fixed for redemption if the notice is issued in connection with a defeasance of the 2019 Notes or a satisfaction and discharge of the Indenture. Notices of redemption may not be conditional.
ARTICLE EIGHT
Covenants
     8.01 Limitation on Liens.

     (a) As long as any of the 2012 Notes, 2014 Notes or 2019 Notes are outstanding, the Company (or any successor corporation) will not, and will not permit any Subsidiary to, create, assume, incur or guarantee any indebtedness for borrowed money secured by a Lien, except for Permitted Liens, on the Voting Stock of any Broker-Dealer Subsidiary or Significant Subsidiary unless the Company shall cause the 2012 Notes, 2014 Notes and 2019 Notes to be secured equally and ratably with (or, at the Company’s option, prior to) any indebtedness secured thereby; provided that there shall be excluded from the operation of the foregoing provisions any Lien upon Voting Stock of a Person existing at the time such Person becomes a Broker-Dealer Subsidiary or Significant Subsidiary and not created in anticipation of such Person becoming a Broker-Dealer Subsidiary or Significant Subsidiary.
     (b) When a Lien securing indebtedness for borrowed money that gave rise to the requirement under Section 8.01(a) that the Notes be secured equally and ratably thereby is released or terminated, as the case may be, by the holder or holders thereof, then the corresponding Lien that secures the Notes shall be deemed automatically released or terminated, as the case may be, without further act or deed on the part of any Person. At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release or termination.
ARTICLE NINE
Miscellaneous Provisions
     9.01 The Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.
     9.02 This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
     9.03 THIS SUPPLEMENTAL INDENTURE AND EACH 2012 NOTE, 2014 NOTE AND 2019 NOTE SHALL BE GOVERNED BY AND DEEMED TO BE A CONTRACT MADE UNDER, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
     9.04 Subject to Sections 9.01 and 9.02(b) of the Original Indenture, any amendment of this Supplemental Indenture that adds, changes or eliminates any provision of, or modifies the rights of Holders of the 2012 Notes under, the Indenture, requires the consent of the Holders of not less than a majority in principal amount of the 2012 Notes. Subject to Sections 9.01 and 9.02(b) of the Original Indenture, any amendment of this Supplemental Indenture that adds, changes or eliminates any provision of, or modifies the rights of Holders of the 2014 Notes under, the Indenture, requires the consent of the Holders of not less than a majority in principal amount of the 2014 Notes. Subject to Sections 9.01 and 9.02(b) of the Original Indenture, any amendment of this Supplemental Indenture that adds, changes or eliminates any provision of, or modifies the rights of Holders of the 2019 Notes under, the Indenture, requires the consent of the

Holders of not less than a majority in principal amount of the 2019 Notes.
     9.05 If any provision in this Supplemental Indenture limits, qualifies or conflicts with another provision hereof that is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.
     9.06 In case any provision in this Supplemental Indenture, the 2012 Notes, 2014 Notes or 2019 Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     9.07 The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the proper authorization or due execution hereof, the 2012 Notes, 2014 Notes or of the 2019 Notes by the Company or the Subsidiary Guarantor or as to the validity or sufficiency of this Supplemental Indenture, the Subsidiary Guarantee, 2012 Notes, 2014 Notes or the 2019 Notes. The Trustee shall not be accountable for the use or application by the Company of the 2012 Notes, 2014 Notes or 2019 Notes or the proceeds of the 2012 Notes, 2014 Notes or 2019 Notes.
*      *      *      *

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

TD AMERITRADE HOLDING CORPORATION, as Issuer
By:	/s/ Fredric J. Tomczyk
	Name:	Fredric J. Tomczyk
	Title:	President and Chief Executive Officer

TD AMERITRADE ONLINE HOLDINGS CORP., as Subsidiary Guarantor
By:	/s/ Fredric J. Tomczyk
	Name:	Fredric J. Tomczyk
	Title:	President

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Sharon McGrath
	Name:	Sharon McGrath
	Title:	Vice President
Supplemental Indenture

CUSIP Number: 87236Y AC2
ISIN Number. US87236YAC21
2.950% Senior Notes due 2012

No.	$
TD AMERITRADE Holding Corporation
promises to pay to Cede & Co., or registered assigns,
the principal sum of _____________________ on December 1, 2012.
Interest Payment Dates: June 1 and December 1
Record Dates: May 15 and November 15
Dated: _________________

TD AMERITRADE Holding Corporation
By:
Name:
Title:

This is one of the Securities referred to
in the within-mentioned Indenture:
THE BANK OF NEW YORK MELLON TRUST
COMPANY, NATIONAL ASSOCIATION,
      as Trustee

By:
Authorized Signatory

2.950% Senior Notes due 2012
THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
     Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
     (1) INTEREST. TD AMERITRADE Holding Corporation, a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Security at 2.950% per annum from November 25, 2009 until maturity. The Company will pay interest semiannually in arrears on June 1 and December 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date; provided that the first Interest Payment Date shall be June 1, 2010. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of 2.950% to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue instalments of interest (without regard to any applicable grace periods) from time to time on demand at a rate that is 1% per annum in excess of 2.950% to the extent lawful. Interest accrued on the Securities from the last Interest Payment Date before the 2012 Maturity Date shall be payable on the 2012 Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
     (2) METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the May 15 or November 15 next preceding the Interest Payment Date, even if such Securities are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest; provided that interest payable on the 2012 Maturity Date or upon redemption will be paid to the Person to whom principal is payable. The Securities will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium, if any, on, all Securities the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent; provided further, that while the Securities are represented by one or more Registered Global Securities registered in the name of the Depositary, or its nominee, the Company will cause payments of principal and interest on such Registered Global Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by the Depositary or its nominee, and otherwise in accordance with such agreements, regulations or procedures. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     (3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
     (4) INDENTURE. The Company issued the Securities under an Indenture dated as of November 19, 2009 (as supplemented by the First Supplemental Indenture dated as of November 25, 2009, the “Indenture”) among the Company, the Subsidiary Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are unsecured obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.
     (5) OPTIONAL REDEMPTION.
          (a) The Company may redeem all or a part of the Securities at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued and unpaid as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year, consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.
          (b) Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Securities or portions thereof called for redemption.
          (c) Any redemption pursuant to Article 3 of the Indenture shall be made pursuant to the provisions of Article Five of the Supplemental Indenture and Sections 3.01 through 3.05 of the Indenture.
     (6) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a date fixed for redemption if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed.
     (7) DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     (8) PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.
     (9) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Securities or the Note Guarantee may be amended or supplemented with the consent of the Holders of not less than a majority in principal amount of the Securities affected by such modification, to add, change or eliminate any provision of, or to modify the rights of such Holders. Without the consent of any Holder of a Security, the Indenture or the Securities or Note Guarantee may be amended or supplemented to (i) effect the assumption of the Company’s or any Subsidiary Guarantor’s obligations under the Indenture by a successor Person; (ii) to impose additional covenants and Events of Default or to add Guarantees of other Persons for the benefit of the Holders; (iii) to add or change any of the provisions of the Indenture relating to the issuance or exchange of the Securities in registered form, but only if such action does not adversely affect the interests of the Holders of the Securities or related coupons in any material respect; (iv) to change or eliminate any of the provisions of the Indenture, but only if the change or elimination becomes effective when there are no outstanding Securities which are entitled to the benefit of such provision and as to which such modification would apply; (v) to secure the Securities; (vi) to supplement any of the provisions of the Indenture to permit or facilitate the defeasance and discharge of the Securities, but only if such action does not adversely affect the interests of the Holders of the Securities or related coupons in any material respect; (vii) to evidence and provide for the acceptance of appointment by a successor Trustee and to add to or change any of the provisions of the Indenture to facilitate the administration of the trusts by more than one Trustee; (viii) to correct any mistakes or defects in the Indenture, but only if such action does not adversely affect the interests of the Holders of outstanding Securities or related coupons in any material respect or otherwise amend the Indenture in any respect that does not adversely affect the interests of the Holders of outstanding Securities or related coupons; (ix) to conform the text of the Indenture, the Securities or the Note Guarantees to any provision of a description of such Securities appearing in a prospectus or prospectus supplement or an offering memorandum or offering circular pursuant to which such Securities were offered to the extent that such provision was intended to be a verbatim recitation of a provision of the Indenture, the Securities or the Note Guarantees; (x) to allow any Subsidiary Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the Securities; and (xi) to comply with requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA. The Indenture also contains provisions permitting Holders of specified percentages in aggregate principal amount of the Securities of each series at the time outstanding, on behalf of all the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences.
     (10) DEFAULTS AND REMEDIES. If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     (11) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.
     (12) NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder of the Company or the Subsidiary Guarantor, as such, will not have any liability for any obligations of the Company or the Subsidiary Guarantor under the Securities, the Note Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
     (13) AUTHENTICATION. This Security will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     (14) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
     (15) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.
     (16) GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.
     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
TD AMERITRADE Holding Corporation
4211 South 102nd Street
Omaha, Nebraska 68127
Attention: Investor Relations

ASSIGNMENT FORM
     To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Security on the books of the Company. The agent may substitute another to act for him.
Date: _____________

Your Signature:

(Sign exactly as your name appears on the face of this Security)
Signature Guarantee*:  _________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE REGISTERED GLOBAL SECURITY
     The following exchanges of a part of this Registered Global Security for an interest in another Registered Global Security or for a definitive Security, or exchanges of a part of another Registered Global Security or definitive Security for an interest in this Registered Global Security, have been made:

Principal Amount
	Amount of decrease in	Amount of increase in	of this Registered
	Principal Amount	Principal Amount	Global Security
	of	of	following such	Signature of authorized
	this Registered	this Registered	decrease	officer of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Custodian

NOTATION OF GUARANTEE
     For value received, the Subsidiary Guarantor (which term includes any successor Person under the Indenture) has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of November 19, 2009 (as supplemented by the First Supplemental Indenture dated as of November 25, 2009, the “Indenture”) among TD AMERITRADE Holding Corporation, (the “Company”), TD AMERITRADE Online Holdings Corp. (the “Subsidiary Guarantor”) and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”), (a) the due and punctual payment of the principal of, premium, if any, and interest on, the Securities, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of and interest on the Securities, if any, if lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Subsidiary Guarantor to the Holders of Securities and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee.
     Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

TD AMERITRADE ONLINE HOLDINGS CORP.
By:
Name:
Title:

CUSIP Number: 87236Y AB4
ISIN Number: US87236YAB48
4.150% Senior Notes due 2014

No.	$[ ]
TD AMERITRADE Holding Corporation
promises to pay to Cede & Co., or registered assigns,
the principal sum of _________________ on December 1, 2014.
Interest Payment Dates: June 1 and December 1
Record Dates: May 15 and November 15
Dated: ___________________

TD AMERITRADE Holding Corporation
By:
Name:
Title:

This is one of the Securities referred to
in the within-mentioned Indenture:
THE BANK OF NEW YORK MELLON TRUST
COMPANY, NATIONAL ASSOCIATION,
      as Trustee

By:
Authorized Signatory

4.150% Senior Notes due 2014
THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
     Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
     (1) INTEREST. TD AMERITRADE Holding Corporation, a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Security at 4.150% per annum from November 25, 2009 until maturity. The Company will pay interest semiannually in arrears on June 1 and December 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date; provided that the first Interest Payment Date shall be June 1, 2010. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of 4.150% to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue instalments of interest (without regard to any applicable grace periods) from time to time on demand at a rate that is 1% per annum in excess of 4.150% to the extent lawful. Interest accrued on the Securities from the last Interest Payment Date before the 2014 Maturity Date shall be payable on the 2014 Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
     (2) METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the May 15 or November 15 next preceding the Interest Payment Date, even if such Securities are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest; provided that interest payable on the 2014 Maturity Date or upon redemption will be paid to the Person to whom principal is payable. The Securities will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium, if any, on, all Securities the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent; provided further, that while the Securities are represented by one or more Registered Global Securities registered in the name of the Depositary, or its nominee, the Company will cause payments of principal and interest on such Registered Global Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by the Depositary or its nominee, and otherwise in accordance with such agreements, regulations or procedures. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     (3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
     (4) INDENTURE. The Company issued the Securities under an Indenture dated as of November 19, 2009 (as supplemented by the First Supplemental Indenture dated as of November 25, 2009, the “Indenture”) among the Company, the Subsidiary Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are unsecured obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.
     (5) OPTIONAL REDEMPTION.
          (a) The Company may redeem all or a part of the Securities at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued and unpaid as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year, consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.
          (b) Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Securities or portions thereof called for redemption.
          (c) Any redemption pursuant to Article 3 of the Indenture shall be made pursuant to the provisions of Article Five of the Supplemental Indenture and Sections 3.01 through 3.05 of the Indenture.
     (6) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a date fixed for redemption if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed.
     (7) DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     (8) PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.
     (9) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Securities or the Note Guarantee may be amended or supplemented with the consent of the Holders of not less than a majority in principal amount of the Securities affected by such modification, to add, change or eliminate any provision of, or to modify the rights of such Holders. Without the consent of any Holder of a Security, the Indenture or the Securities or Note Guarantee may be amended or supplemented to (i) effect the assumption of the Company’s or any Subsidiary Guarantor’s obligations under the Indenture by a successor Person; (ii) to impose additional covenants and Events of Default or to add Guarantees of other Persons for the benefit of the Holders; (iii) to add or change any of the provisions of the Indenture relating to the issuance or exchange of the Securities in registered form, but only if such action does not adversely affect the interests of the Holders of the Securities or related coupons in any material respect; (iv) to change or eliminate any of the provisions of the Indenture, but only if the change or elimination becomes effective when there are no outstanding Securities which are entitled to the benefit of such provision and as to which such modification would apply; (v) to secure the Securities; (vi) to supplement any of the provisions of the Indenture to permit or facilitate the defeasance and discharge of the Securities, but only if such action does not adversely affect the interests of the Holders of the Securities or related coupons in any material respect; (vii) to evidence and provide for the acceptance of appointment by a successor Trustee and to add to or change any of the provisions of the Indenture to facilitate the administration of the trusts by more than one Trustee; (viii) to correct any mistakes or defects in the Indenture, but only if such action does not adversely affect the interests of the Holders of outstanding Securities or related coupons in any material respect or otherwise amend the Indenture in any respect that does not adversely affect the interests of the Holders of outstanding Securities or related coupons; (ix) to conform the text of the Indenture, the Securities or the Note Guarantees to any provision of a description of such Securities appearing in a prospectus or prospectus supplement or an offering memorandum or offering circular pursuant to which such Securities were offered to the extent that such provision was intended to be a verbatim recitation of a provision of the Indenture, the Securities or the Note Guarantees; (x) to allow any Subsidiary Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the Securities; and (xi) to comply with requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA. The Indenture also contains provisions permitting Holders of specified percentages in aggregate principal amount of the Securities of each series at the time outstanding, on behalf of all the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences.
     (10) DEFAULTS AND REMEDIES. If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     (11) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.
     (12) NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder of the Company or the Subsidiary Guarantor, as such, will not have any liability for any obligations of the Company or the Subsidiary Guarantor under the Securities, the Note Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
     (13) AUTHENTICATION. This Security will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     (14) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
     (15) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.
     (16) GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.
     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
TD AMERITRADE Holding Corporation
4211 South 102nd Street
Omaha, Nebraska 68127
Attention: Investor Relations

ASSIGNMENT FORM
     To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Security on the books of the Company. The agent may substitute another to act for him.
Date: ___________________________

Your Signature:

(Sign exactly as your name appears on the face of this Security)
Signature Guarantee*: _________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE REGISTERED GLOBAL SECURITY
     The following exchanges of a part of this Registered Global Security for an interest in another Registered Global Security or for a definitive Security, or exchanges of a part of another Registered Global Security or definitive Security for an interest in this Registered Global Security, have been made:

Principal Amount
	Amount of decrease in	Amount of increase in	of this Registered
	Principal Amount	Principal Amount	Global Security
	of	of	following such	Signature of authorized
	this Registered	this Registered	decrease	officer of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Custodian

NOTATION OF GUARANTEE
     For value received, the Subsidiary Guarantor (which term includes any successor Person under the Indenture) has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of November 19, 2009 (as supplemented by the First Supplemental Indenture dated as of November 25, 2009, the “Indenture”) among TD AMERITRADE Holding Corporation, (the “Company”), TD AMERITRADE Online Holdings Corp. (the “Subsidiary Guarantor”) and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”), (a) the due and punctual payment of the principal of, premium, if any, and interest on, the Securities, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of and interest on the Securities, if any, if lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Subsidiary Guarantor to the Holders of Securities and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee.
     Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

TD AMERITRADE ONLINE HOLDINGS CORP.
By:
Name:
Title:

CUSIP Number: 87236Y AA6
ISIN Number. US87236YAA64
5.600% Senior Notes due 2019

No.	$
TD AMERITRADE Holding Corporation
promises to pay to Cede & Co., or registered assigns,
the principal sum of                                          on December 1, 2014.
Interest Payment Dates: June 1 and December 1
Record Dates: May 15 and November 15
Dated:

TD AMERITRADE Holding Corporation
By:
Name:
Title:

This is one of the Securities referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

5.600% Senior Notes due 2019
THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
     Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
     (1) INTEREST. TD AMERITRADE Holding Corporation, a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Security at 5.600% per annum from November 25, 2009 until maturity. The Company will pay interest semiannually in arrears on June 1 and December 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date; provided that the first Interest Payment Date shall be June 1, 2010. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of 5.600% to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue instalments of interest (without regard to any applicable grace periods) from time to time on demand at a rate that is 1% per annum in excess of 5.600% to the extent lawful. Interest accrued on the Securities from the last Interest Payment Date before the 2019 Maturity Date shall be payable on the 2019 Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
     (2) METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the May 15 or November 15 next preceding the Interest Payment Date, even if such Securities are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest; provided that interest payable on the 2019 Maturity Date or upon redemption will be paid to the Person to whom principal is payable. The Securities will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium, if any, on, all Securities the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent; provided further, that while the Securities are represented by one or more Registered Global Securities registered in the name of the Depositary, or its nominee, the Company will cause payments of principal and interest on such Registered Global Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by the Depositary or its nominee, and otherwise in accordance with such agreements, regulations or procedures. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     (3) PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
     (4) INDENTURE. The Company issued the Securities under an Indenture dated as of November 19, 2009 (as supplemented by the First Supplemental Indenture dated as of November 25, 2009, the “Indenture”) among the Company, the Subsidiary Guarantor and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act (the “TIA”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are unsecured obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.
     (5) OPTIONAL REDEMPTION.
          (a) The Company may redeem all or a part of the Securities at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued and unpaid as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year, consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.
          (b) Unless the Company defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Securities or portions thereof called for redemption.
          (c) Any redemption pursuant to Article 3 of the Indenture shall be made pursuant to the provisions of Article 5 of the Supplemental Indenture and Sections 3.01 through 3.05 of the Indenture.
     (6) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a date fixed for redemption if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed.
     (7) DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     (8) PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as its owner for all purposes.
     (9) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Securities or the Note Guarantee may be amended or supplemented with the consent of the Holders of not less than a majority in principal amount of the Securities affected by such modification, to add, change or eliminate any provision of, or to modify the rights of such Holders. Without the consent of any Holder of a Security, the Indenture or the Securities or Note Guarantee may be amended or supplemented to (i) effect the assumption of the Company’s or any Subsidiary Guarantor’s obligations under the Indenture by a successor Person; (ii) to impose additional covenants and Events of Default or to add Guarantees of other Persons for the benefit of the Holders; (iii) to add or change any of the provisions of the Indenture relating to the issuance or exchange of the Securities in registered form, but only if such action does not adversely affect the interests of the Holders of the Securities or related coupons in any material respect; (iv) to change or eliminate any of the provisions of the Indenture, but only if the change or elimination becomes effective when there are no outstanding Securities which are entitled to the benefit of such provision and as to which such modification would apply; (v) to secure the Securities; (vi) to supplement any of the provisions of the Indenture to permit or facilitate the defeasance and discharge of the Securities, but only if such action does not adversely affect the interests of the Holders of the Securities or related coupons in any material respect; (vii) to evidence and provide for the acceptance of appointment by a successor Trustee and to add to or change any of the provisions of the Indenture to facilitate the administration of the trusts by more than one Trustee; (viii) to correct any mistakes or defects in the Indenture, but only if such action does not adversely affect the interests of the Holders of outstanding Securities or related coupons in any material respect or otherwise amend the Indenture in any respect that does not adversely affect the interests of the Holders of outstanding Securities or related coupons; (ix) to conform the text of the Indenture, the Securities or the Note Guarantees to any provision of a description of such Securities appearing in a prospectus or prospectus supplement or an offering memorandum or offering circular pursuant to which such Securities were offered to the extent that such provision was intended to be a verbatim recitation of a provision of the Indenture, the Securities or the Note Guarantees; (x) to allow any Subsidiary Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the Securities; and (xi) to comply with requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA. The Indenture also contains provisions permitting Holders of specified percentages in aggregate principal amount of the Securities of each series at the time outstanding, on behalf of all the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences.
     (10) DEFAULTS AND REMEDIES. If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     (11) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.
     (12) NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder of the Company or the Subsidiary Guarantor, as such, will not have any liability for any obligations of the Company or the Subsidiary Guarantor under the Securities, the Note Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
     (13) AUTHENTICATION. This Security will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     (14) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
     (15) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.
     (16) GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.
     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
TD AMERITRADE Holding Corporation
4211 South 102nd Street
Omaha, Nebraska 68127
Attention: Investor Relations

ASSIGNMENT FORM
     To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE REGISTERED GLOBAL SECURITY
     The following exchanges of a part of this Registered Global Security for an interest in another Registered Global Security or for a definitive Security, or exchanges of a part of another Registered Global Security or definitive Security for an interest in this Registered Global Security, have been made:

Principal Amount
	Amount of decrease in	Amount of increase in	of this Registered
	Principal Amount	Principal Amount	Global Security
	of	of	following such	Signature of authorized
	this Registered	this Registered	decrease	officer of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Custodian

NOTATION OF GUARANTEE
     For value received, the Subsidiary Guarantor (which term includes any successor Person under the Indenture) has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of November 19, 2009 (as supplemented by the First Supplemental Indenture dated as of November 25, 2009, the “Indenture”) among TD AMERITRADE Holding Corporation, (the “Company”), TD AMERITRADE Online Holdings Corp. (the “Subsidiary Guarantor”) and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”), (a) the due and punctual payment of the principal of, premium, if any, and interest on, the Securities, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of and interest on the Securities, if any, if lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Subsidiary Guarantor to the Holders of Securities and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee.
     Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

TD AMERITRADE ONLINE HOLDINGS CORP.
By:
Name:
Title: